Goodwill and Trade Name	12 Months Ended
Mar. 31, 2019
Goodwill And Trade Name
Goodwill and Trade Name
14	GOODWILL AND TRADE NAME

	Goodwill	Trade Name
	(in thousands)
Balance As At March 31, 2019	$—	$—
Balance As At March 31, 2018	$3,800	$14,000

Goodwill	Amount in US$
Balance as at March 31, 2017	$4,992
Foreign currency translation	13
Impairment (Refer note 6)	(1,205)
Balance as at March 31, 2018	3,800
Foreign currency translation	—
Impairment (Refer note 2 (b))	(3,800)
Balance as at March 31, 2019	$—

Goodwill and Traden ame has been assessed for impairment at the Group level as the Group is considered as one single cash generating unit and represents the lowest level at which the goodwill is monitored for internal management purposes.

The recoverable amount of the cash generating unit has been determined based on value in use. Value in use has been determined based on future cash flows after considering current economic conditions and trends, estimated future operating results, growth rates and anticipated future economic conditions.

As of March 31, 2019, for assessing impairment of goodwill and other non-current assets value in use is determined using discounted cash flow method. The estimated cash flows for a period of four years were developed using internal forecasts, extrapolated for the fifth year, and a pre-tax discount rate of 21% and terminal growth rate of 4%.

Management believes that due to change in the key assumptions with respect to volume growth and discount rate has resulted into impairment of Goodwill and Trade name amounting to $3,800 and $14,000 respectively. Refer note 2(b) for details of key assumptions and sensitivity analysis.